                                  SCHEDULE 14A

                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                STATE STREET NAVIGATOR SECURITIES LENDING TRUST

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX:)
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transactions applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount previously paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:
--------------------------------------------------------------------------------

                STATE STREET NAVIGATOR SECURITIES LENDING TRUST
                            TWO INTERNATIONAL PLACE
                          BOSTON, MASSACHUSETTS 02110
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         OF THE STATE STREET NAVIGATOR
                       SECURITIES LENDING PRIME PORTFOLIO
                          TO BE HELD ON JULY 17, 2001
                            ------------------------

To the Shareholders of the State Street Navigator Securities Lending Prime
Portfolio:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the State Street Navigator Securities Lending Prime Portfolio (the "Fund"), a series of State Street Navigator Securities Lending Trust (the "Trust"), will be held at the offices of State Street Bank and Trust Company, Two International Place, South China Sea Conference Room, 31st Floor, Boston, Massachusetts 02110, on July 17, 2001, at 2:00 p.m. local time, to consider the following proposals:

     1. Approval of an amendment to the Fund's investment advisory agreement to increase the investment advisory fees;

     2. Election of a Trustee;

     3. Ratification of the selection of PricewaterhouseCoopers LLP as the independent public accountants of the Trust for its fiscal year ending December 31, 2001; and

     4. Approval of a change in the Fund's investment limitation concerning industry concentration.

     Shareholders may also consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof. The proposals are discussed in greater detail in the accompanying proxy statement.

     The Board of Trustees has fixed the close of business on May 24, 2001 as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, such Meeting and any adjournment thereof.

                                          By order of the Board of Trustees,

                                          Edward J. O'Brien
                                          President

June   , 2001

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING! Whether or not you expect to be present at the meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person you may revoke your proxy prior to the Meeting.

                          -- YOUR VOTE IS IMPORTANT --
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                   INSTRUCTIONS FOR EXECUTING THE PROXY CARD

     The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your card properly.

     1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to one of the names shown on the proxy card.

     3. ALL OTHER ACCOUNTS: When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                STATE STREET NAVIGATOR SECURITIES LENDING TRUST
                            TWO INTERNATIONAL PLACE
                          BOSTON, MASSACHUSETTS 02110

                                PROXY STATEMENT
                                      FOR
                       SPECIAL MEETING OF SHAREHOLDERS OF
                     THE STATE STREET NAVIGATOR SECURITIES
                            LENDING PRIME PORTFOLIO
                          TO BE HELD ON JULY 17, 2001

                 VOTING, REVOCATION AND SOLICITATION OF PROXIES

SPECIAL MEETING

     This proxy statement is being furnished to the shareholders of the State Street Navigator Securities Lending Prime Portfolio (the "Fund"), a series of State Street Navigator Securities Lending Prime Portfolio, a Massachusetts business trust (the "Trust"), in connection with the solicitation of proxies by and on behalf of the Trust's Board of Trustees for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of State Street Bank and Trust Company, Two International Place, South China Sea Conference Room, 31st Floor, Boston, Massachusetts 02110, on July 17, 2001, at 2:00 p.m., local time, and any adjournments thereof. This proxy statement is first being mailed to shareholders on or about June 6, 2001.

     The Fund's annual report is not being provided with this proxy statement. However, the Fund will furnish, without charge, a copy of the annual report and the most recent semi-annual report to you upon request by calling State Street
Bank and Trust Company at [               ] or by writing to the Fund at Two
International Place, 31st Floor, Boston, Massachusetts 02110.

RECORD DATE

     The Board of Trustees of the Trust has fixed the close of business on May 24, 2001 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments thereof. Only holders of record of shares of the Fund at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. At the close of business on the Record Date, there were 21,326,850,818.73 shares of the Fund issued and outstanding and entitled to vote at the Meeting.

     The holder of each full share of beneficial interest of the Fund outstanding as of the close of business on the Record Date is entitled to one vote for each share held of record upon each matter properly submitted to the Meeting or any adjournments thereof for vote by shareholders of the Fund, with a proportionate vote for each fractional share.

PROXIES

     Shareholders of the Fund are requested to complete, date, sign and promptly return in the enclosed envelope the accompanying form of proxy. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy unless such proxy has previously been revoked. Unless instructions to the contrary are marked on the proxy, the proxy will be voted FOR the proposals described in this proxy statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournments thereof. The Board of Trustees does not know of any matter to be considered at the Meeting other than the matters referred to in the Notice of Special Meeting accompanying this proxy statement.

     Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person or by submitting, prior to the date of the Meeting, a written notice of revocation or a subsequently dated proxy to the following address:
               .

     In the event a quorum is not present at the Meeting or sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on any other matter to properly come before the Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment of the Meeting will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy and voting. Abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum and will have the effect of a vote against the proposal set forth in this proxy statement.

SOLICITATION OF PROXIES

     In addition to the solicitation of proxies by mail, officers of the Trust, officers and regular employees of SSgA Funds Management, Inc., the Fund's investment adviser (the "Adviser"), and State Street Bank and Trust Company ("State Street"), the Fund's administrator, may also solicit proxies by telephone or telegraph or in person. The Trust may also retain a proxy solicitation firm to assist in the solicitation of proxies. The cost of retaining such a firm would depend upon the amount and types of services rendered. The costs of solicitation and expenses incurred in connection with preparing this proxy statement and its enclosures, including any cost of retaining a proxy solicitation firm, will be borne by the Adviser and/or State Street.

               PROPOSAL 1: APPROVAL OF AN AMENDMENT TO THE FUND'S
                 INVESTMENT ADVISORY AGREEMENT TO INCREASE FEES

INTRODUCTION

     Shareholders of the Fund are being asked to approve an amendment (the "Amendment") to the Trust's Investment Advisory Agreement (the "Advisory Agreement") which, if approved, will increase advisory fees payable by the Fund to SSgA Funds Management, Inc., the Fund's investment adviser, effective July 1, 2001. There are no changes in any other terms or conditions of the Advisory Agreement. The Board of Trustees has determined that the Amendment is in the best interests of the Fund and its shareholders. If approved, the Amendment will be deemed to be effective on July 1, 2001. In the event the Amendment is not approved, the Adviser will continue to provide investment advisory services to the Fund under the existing Advisory Agreement and be compensated at the current advisory fee.

     The Board of Trustees unanimously urges you to vote in favor of the Amendment. The changes are explained in the discussion below and the reasons for the Board's decision are given. A complete copy of the Advisory Agreement, as amended, is attached as Exhibit A to this proxy statement. Finally, more information about the Adviser is provided.

THE ADVISORY AGREEMENT

     The Advisory Agreement was approved by the Trust's Board of Trustees on February 28, 2001 and became effective on May 1, 2001. The Investment Advisory Agreement (the "Prior Advisory Agreement") between State Street, the Trust's former investment adviser and an affiliate of the Adviser, dated March 4, 1996 was approved by the Fund's initial shareholder on March 4, 1996. The Prior Advisory Agreement was terminated effective at the close of business on April 30, 2001. The terms of the Advisory Agreement and the Prior Advisory Agreement are identical, except the names of the parties and the effective and termination dates contained therein.

     In 2000 the Gramm-Leach-Bliley Act was enacted, which removed the exemption from registration under the Investment Advisors Act of 1940 (the "Advisors Act") for banks that advise registered investment companies. As a result of the requirements of the Gramm-Leach-Bliley Act, State Street Corporation ("SSC"), the parent company of State Street, created the Adviser, a registered investment adviser under the Advisors Act, to provide investment advisory services to registered investment companies, including the Trust. This change was purely an internal reorganization. The same personnel who serviced the Trust at the time of the change, including the portfolio manager, operations, client service and compliance personnel, continue to serve the Trust in their new capacities as employees of the Adviser. Since the Adviser is an affiliate of State Street, the Trust continues to receive the same high level of service previously provided by State Street, and the Trust continues to have all the same resources, including systems, which were previously available to State Street. SSC has provided a guarantee of the financial obligations of the Adviser under the Advisory Agreement.

     Pursuant to the Advisory Agreement, subject to the supervision of the Trust's Board of Trustees, the Adviser manages the investment operations and the composition of the Fund, in accordance with the Fund's investment objectives and policies as stated in the Trust's registration statement. The Advisory Agreement provides that the Adviser is not liable for any error of judgment, mistake of law or any other act or omission in the course of or connected with rendering services under the Advisory Agreement. The Adviser shall be liable, however, in the event of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser of its obligations and duties under the Advisory Agreement, (ii) its reckless disregard of its obligations and duties thereunder or (iii) a loss resulting from a breach of its fiduciary duty with respect to the receipt of compensation for services.

     The Advisory Agreement, unless otherwise terminated, continues in effect until May 1, 2002. The Advisory Agreement continues in effect from year to year thereafter, provided that such continuance is specifically approved at least annually by (i) the Board of Trustees or the vote of the majority of the outstanding voting securities of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) and (ii) the affirmative vote of the majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such parties (the "Independent Trustees"). The Advisory Agreement may be terminated without penalty by the Trust, Trustees or shareholders on 60 days' written notice and by the Adviser on 90 days' written notice. The Advisory Agreement terminates automatically in the event of its assignment, as defined in the 1940 Act.

     Under the Advisory Agreement, the Adviser receives an annual fee for the services it renders to the Fund, payable monthly, in an amount equal to .0175% of the Fund's average daily net assets.

THE AMENDMENT

     The Board of Trustees, including a majority of the Independent Trustees, approved the Amendment on May 17, 2001. If the Amendment is approved by the Fund's shareholders, the Advisory Agreement will be amended to increase the fee payable to the Adviser by the Fund, effective July 1, 2001.

     The table below shows the total advisory fees paid by the Fund during the fiscal year ended December 31, 2000 and the fees that would have been paid if the fees set forth in the Amendment had been in place throughout the same period:

     ACTUAL ADVISORY FEES           PRO FORMA ADVISORY FEES               DIFFERENCE
     --------------------           -----------------------               ----------
          $3,100,694                      $6,378,570                        51.39%

     The next table shows the actual operating expenses incurred by the Fund during the fiscal year ended on December 31, 2000 and the expenses that would have been incurred if the new fee arrangements had been in place during such year, in each case expressed as a percentage of the Fund's average net assets. The effect of an increase in the Fund's total expense ratio due to the Trustees' approval of increases in the Fund's administration, transfer agency and custody fees and the implementation of default insurance are reflected in a separate column below.

                                                     ACTUAL    PRO FORMA*    PRO FORMA**
                                                     ------    ----------    -----------
Advisory Fee.......................................  0.0175%     0.0360%       0.0360%
12b-1 Fee..........................................    None        None          None
Other Expenses.....................................  0.0106%     0.0106%       0.0320%
                                                     ------      ------        ------
Total Fund Operating Expenses......................  0.0281%     0.0466%       0.0680%

---------------
 * Reflects the effect of the proposed advisory fee increase only.

** Reflects the effect of increases in administration, transfer agency and custody fees which became effective on June 1, 2001 and the adoption of default insurance as well as the effect of the proposed advisory fee increase.

     Example. The following table illustrates the expenses on a $1,000 investment in the Fund under the existing and new fee arrangements using the data shown above, and assuming (i) a five percent annual return and (ii) redemption at the end of each time period:

                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                   ------    -------    -------    --------
Present Fee Arrangement..........................    $0        $1         $2          $4
New Fee Arrangement(1)...........................     0         2          3           6
New Fee Arrangement(2)...........................     1         2          4           9

---------------
(1) Reflects the effect of the proposed advisory fee increase only.

(2) Reflects the effect of increases in administration, transfer agency and custody fees which became effective on June 1, 2001 and the adoption of default insurance in addition to the effect of the proposed advisory fee increase.

     The purposes of this example and table is to assist investors in understanding the various costs and expenses of investing in shares of the Fund, and how those costs and expenses would be changed by the approval of the Amendment. This example is not meant to suggest actual past or future expenses or returns, all of which may be more or less than those shown in the example.

THE ADVISER

     SSgA Funds Management, Inc. serves as the investment adviser for the Fund and for certain other institutional accounts. Set forth below is a list of the other registered investment companies managed by the Adviser which have an investment objective similar to that of the Fund's and the fees payable by them to the Adviser:

                                                                   NET ASSETS
FUND                                           ADVISORY FEE     (MARCH 1, 2001)
----                                           ------------    ------------------
SSgA Money Market Fund.......................      0.25%       $10,683,691,419.87
SSgA Prime Money Market Fund*................      0.15%       $ 4,009,001,013.16

---------------
* The Adviser has agreed to waive a portion of its investment advisory fee and is paid an annual advisory fee of 0.10% of the Fund's average daily net assets.

     The Adviser is a wholly owned subsidiary of SSC, located at 225 Franklin Street, Boston, Massachusetts 02110. The Adviser has been the investment adviser of the Fund since May 1, 2001. Prior to May 1, 2001, the Fund's investment adviser was State Street Bank and Trust Company, a wholly owned subsidiary of SSC. State Street had approximately $724.5 billion under management as of December 31, 2000. The Adviser's address is Two International Place, Boston, Massachusetts 02111.

     The following is a list of the directors and principal executive officer of the Adviser.

                   NAME                     POSITION WITH SSGA FUNDS MANAGEMENT, INC.
                   ----                     -----------------------------------------
Timothy B. Harbert........................  Director and Chairman of the Board
Gustaff V. Fish, Jr.......................  Director and President
Agustin J. Fleites........................  Director
Mitchell H. Shames........................  Director

BOARD OF TRUSTEES' CONSIDERATIONS

     In connection with their consideration of the proposed increase in advisory fees of less than two basis points, the Trustees received information from State Street, which the Trustees reviewed at a meeting held on February 28, 2001. At that meeting the Trustees requested that State Street provide further information with respect to the proposal. The Trustees discussed the information at meetings held on April 17, 2001 and May 17, 2001. At each of these meetings, the Independent Trustees were advised by independent counsel concerning their duties in considering the Amendment and the various factors to be considered and standards to be applied. On May 17, 2001 the Trustees, including the Independent Trustees, voted to approve the Amendment and submit the Amendment to shareholders for approval.

     The Board received information relating to the quality of services rendered by State Street and the reasonableness of the proposed fee increase. The information presented included comparative performance and expense data of the Fund relative to 56 money market funds in the Lipper Analytical Services Inc. ("Lipper") institutional money market group with assets in excess of $2 billion (the "Peer Group"). The Board also received information on the increasing number and complexity of portfolio securities in which the Fund invests and on associated increases in costs and risks borne by the Fund's investment adviser. The Trustees further reviewed profitability information provided by State Street.

     In deciding to approve the Amendment, the Board did not identify any single factor as all-important or controlling. The following paragraph summarizes some of the more significant conclusions reached by the Board in connection with the proposed amendment.

     The Board concluded (i) that the services provided by the Fund's investment adviser are superior, as evidenced by the fact that the Fund was the best performing fund in the Peer Group for the one-year and three-year periods ending December 31, 2000, and that it would have been the best performing fund even if the proposed fee increase had been in effect during these periods; (ii) that the Fund consistently had the lowest total expense ratio of the Peer Group and would have had the lowest total expense ratio even if the proposed fee increase had been in effect; (iii) that the Adviser is carrying an increasing cost burden in managing the Fund due to an increase in the number and complexity of portfolio securities and changes in market conditions; and (iv) that the current advisory fee of less than two basis points each year of the Fund's average daily net assets is disproportionately low in light of the superior performance of the Adviser and the significant risks borne by the Adviser in managing the Fund.

     Based on its conclusions, and with the assistance of independent counsel, the Board of Trustees, including all of the Independent Trustees, determined that the proposed increase in advisory fees payable to the Adviser by the Fund is fair and reasonable. Accordingly, the Board of Trustees, including the Independent Trustees, unanimously voted to approve the Amendment. The Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders vote "FOR" the proposal.

SHAREHOLDER APPROVAL

     To become effective, the Amendment must be approved by the "vote of a majority of the outstanding voting securities", which is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund entitled to vote thereon. The Board of Trustees unanimously determined to submit the Amendment for consideration by the shareholders of the Fund. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE FUND'S INVESTMENT ADVISORY AGREEMENT INCREASING THE ADVISORY FEE PAYABLE BY THE FUND.

                  PROPOSAL 2: TO ELECT A TRUSTEE OF THE TRUST

     At the meeting you will be asked to elect a Trustee of the Trust, Mr. Ralph Vitale. Mr. Vitale, an Executive Vice President of State Street, was elected as a Trustee of the Trust by the other Trustees on February 28, 2001. If Mr. Vitale declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee.

     If elected, Mr. Vitale will hold office without limit in time except that he may resign at any time and/or may be removed at any meeting of shareholders called for that purpose by a majority of the votes entitled to be cast for the election of Trustees. In case a vacancy shall exist for any reason, the remaining Trustees may fill the vacancy by appointing another Trustee. If at any time less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will call a shareholders meeting for the purpose of electing a Trustee.

     Set forth below is information about the nominee for Trustee and the other Trustees and the officers of the Trust. Each Trustee's and officer's address is Two International Place, Boston, Massachusetts 02110 unless otherwise noted.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                                           TERM OF                                    IN FUND
                            POSITION      OFFICE AND                                  COMPLEX
                            HELD WITH     LENGTH OF         PRINCIPAL OCCUPATION      OVERSEEN    OTHER DIRECTORSHIPS
       NAME AND AGE         THE TRUST    TIME SERVED        DURING PAST 5 YEARS      BY TRUSTEE     HELD BY TRUSTEE
       ------------         ---------  ----------------  --------------------------  ----------   -------------------
BOARD NOMINEES:
Interested Trustee
*Ralph Vitale, 52            Trustee   Indefinite term;  Executive Vice President        3        0
                                       elected in 2001   and Head of Securities
                                                         Finance Division of State
                                                         Street since 2000;
                                                         Executive Vice President
                                                         of State Street, 1997-2000
OTHER TRUSTEES:
Independent Trustees
Michael Jessee, 54           Trustee   Indefinite term;  President and Chief             3        0
                                       elected in 1996   Executive Officer of the
                                                         Federal Home Loan Bank of
                                                         Boston since 1989
George Sullivan, 58          Trustee   Indefinite term;  Chief Executive Officer,        3        Trustee, Allmerica
                                       elected in 1996   Newfound Consultants Inc.,               Fulcrum Trust;
                                                         a financial consulting                   Trustee, SEI
                                                         firm, since 1997                         Fund Group
Peter Tufano, 44             Trustee   Indefinite term;  Sylvan L. Coleman               3        0
                                       elected in 1996   Professor of Financial
                                                         Management at Harvard
                                                         Business School since 1989
OFFICERS:
Edward J. O'Brien, 47       President  Indefinite term;  Senior Vice President and      --        --
                                       elected in 2001   Division Head for the
                                                         Global Securities Lending
                                                         Division of State Street
                                                         since 2000; Senior Manager
                                                         of State Street's
                                                         Securities Lending
                                                         Division, 1996-2000
Cinzia Liambo, 37             Vice     Indefinite term;  Vice President and head of     --        --
                            President  elected in 2001   the Compliance Department
                                                         for the Global Securities
                                                         Lending Division of State
                                                         Street since 1986
Kathleen Cuocolo, 48,       Treasurer  Indefinite term;  Executive Vice President       --        --
Two Avenue de Lafayette,               elected in 2001   of State Street since
Boston, MA 02111                                         2000; Senior Vice
                                                         President of State Street,
                                                         1995-2000

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                                           TERM OF                                    IN FUND
                            POSITION      OFFICE AND                                  COMPLEX
                            HELD WITH     LENGTH OF         PRINCIPAL OCCUPATION      OVERSEEN    OTHER DIRECTORSHIPS
       NAME AND AGE         THE TRUST    TIME SERVED        DURING PAST 5 YEARS      BY TRUSTEE     HELD BY TRUSTEE
       ------------         ---------  ----------------  --------------------------  ----------   -------------------
George Martinez, 41,        Secretary  Indefinite term;  Senior Vice President and      --        --
Two Avenue                             elected in 2001   Senior Managing Counsel of
de Lafayette,                                            State Street since August
Boston, MA 02111                                         2000; National Director,
                                                         Investment Management
                                                         Consulting Group of Arthur
                                                         Andersen LLP, 1998-2000;
                                                         Senior Vice President and
                                                         Director of Administration
                                                         and Regulatory Services of
                                                         BISYS Fund Services, Inc.,
                                                         1995-1998

---------------
* Mr. Vitale is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his position as an officer of an affiliate of the Adviser.

     No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not an officer, employee or director of the Adviser or its affiliates $10,000 per year (except the Chairman of the Board, who receives an annual retainer of $15,000) plus $2,500 per meeting attended and reimburses them for travel and out-of-pocket expenses, if any. The Trust held four Board meetings during the fiscal year ended December 31, 2000, all of which were regular meetings. Each of the Trustees attended all of the meetings of the Board and any committee of the Board of which he was a member. The aggregate remuneration paid to the Trustees by the Trust for the fiscal year December 31, 2000 was $65,000 (no travel or out-of-pocket expenses were incurred or reimbursed during the fiscal year ended December 31, 2000).

     The table below shows the compensation that the Trustees received during the Trust's fiscal year ended December 31, 2000. Mr. Vitale, who was first elected as a Trustee in 2001, receives no compensation from the Trust.

                                                                                                  TOTAL
                                                                                               COMPENSATION
                                                       PENSION OR                             FROM THE TRUST
                                   AGGREGATE       RETIREMENT BENEFITS    ESTIMATED ANNUAL       AND FUND
                                  COMPENSATION     ACCRUED AS PART OF      BENEFITS UPON       COMPLEX PAID
NAME AND POSITION                FROM THE TRUST      TRUST EXPENSES          RETIREMENT        TO TRUSTEES*
-----------------                --------------    -------------------    ----------------    --------------
Michael Jessee, ...............     $25,000                $0                   N/A              $25,000(1)
  Chairman of the Board and
  Trustee
Peter Tufano,..................     $20,000                $0                   N/A              $20,000(1)
  Trustee
George Sullivan,...............     $20,000                $0                   N/A              $20,000(1)
  Trustee

---------------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 2000 by investment companies from which such person receives compensation that are considered part of the same fund complex as the Trust because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.

     The Board of Trustees has an Audit Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. The Audit Committee meets with the Trust's independent accountants to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent accountants. The Audit Committee met once during the fiscal year ended December 31, 2000.

SHAREHOLDER APPROVAL

     Election of the nominee for Trustee must be approved by a plurality of the votes cast at the meeting in person or by proxy. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" APPROVAL OF THE ELECTION OF THE NOMINEE TO THE BOARD OF TRUSTEES.

                  PROPOSAL 3: RATIFICATION OF THE SELECTION OF
                       PRICEWATERHOUSECOOPERS LLP AS THE
                  INDEPENDENT PUBLIC ACCOUNTANTS OF THE TRUST
                  FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2001

     The Board of Trustees, at a meeting called for that purpose, has selected the firm of PricewaterhouseCoopers LLP ("PWC"), 160 Federal Street, Boston, Massachusetts 02110 to serve as independent accountants of the Trust for its fiscal year ending December 31, 2001. The Trust knows of no direct or indirect financial interest of PWC in the Trust. PWC has advised the Trust that it is independent with respect to the Trust in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. Representatives of PWC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     The Trust paid PWC $          for its audit of the Trust's December 31,
2000 financial statements.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

     The Trust paid PWC $          for its professional services relating to the
Trust's financial information systems for the fiscal year ending December 31,
2000. State Street paid PWC $          for its professional services relating to
State Street's financial information systems for the fiscal year ending December 31, 2000.

ALL OTHER FEES

     The Trust paid PWC $          for other professional services fiscal year
ending December 31, 2000. State Street paid PWC $          for other
professional services for the fiscal year ending December 31, 2000.

SHAREHOLDER APPROVAL

     The ratification of the selection of PWC requires an affirmative vote of a majority of the Trust's outstanding voting securities. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF
PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE TRUST FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2001

           PROPOSAL 4: APPROVAL OF A CHANGE IN THE FUND'S INVESTMENT
                    POLICY CONCERNING INDUSTRY CONCENTRATION

     The Board of Trustees has approved, and recommends that the shareholders of the Fund approve, a proposal that would modify the Fund's fundamental policy concerning industry concentration. The Fund's current fundamental policy concerning industry concentration provides that:

          "The Fund may not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities); provided, however, that concentration may occur as a result of changes in the market value of portfolio securities. Foreign and domestic branches of U.S. banks and U.S. branches of foreign banks are not considered a single industry for purposes of this restriction."

     If the proposal is approved, the Fund would adopt the following fundamental policy concerning industry concentration:

          "[The Prime Portfolio may not] invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities); provided, however, that concentration may occur as a result of changes in the market value of portfolio securities and from investments in bankers' acceptances, certificates of deposit, time deposits and other similar instruments issued by foreign and domestic branches of U.S. and foreign banks."

     If the proposal is approved, the new fundamental concentration limitation could not be changed without the approval of shareholders.

     Adoption of the proposed amended limitation would allow the Fund to invest, without limitation, in bankers' acceptances, certificates of deposit (such as Eurodollar certificates of deposit ("ECDs") and Yankee certificates of deposit), time deposits (such as Eurodollar time deposits ("ETDs")) and other similar instruments issued by (i) U.S. banks, (ii) U.S. branches of foreign banks, (iii) foreign branches of U.S. banks and (iv) foreign branches of foreign banks. The Fund may concentrate in such instruments when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in the banking sector justify any additional risks associated with the concentration of the Fund's assets in such sector. As a result of the amendment, the Fund would be able to concentrate to a greater extent in the banking sector. The Board of Trustees, however, may adopt a non-fundamental restriction on the extent to which the Fund may invest in foreign branches of foreign banks. A non-fundamental restriction may be changed by the Board of Trustees without the approval of shareholders.

     Adoption of the amended limitation would provide the Fund with additional investment flexibility in meeting its investment objective. Foreign banks are very large and frequent issuers of ECDs and ETDs, providing ample investment opportunities. Typically ECDs and ETDs yield 2 to 3 basis points more than commercial paper or other investment equivalents. ETDs are primarily used to manage the Fund's daily liquidity needs, but ETDs with longer maturity dates may also be acquired for investment purposes. ECDs offer investment options with yields spread throughout the yield curve. ECDs can be issued with maturities beyond 9 months compared to commercial paper, which cannot. ECDs are issued on a daily basis directly or through the broker/dealer community which in turn provides competitive pricing and a liquid secondary market. As the Fund approaches the 25% maximum limitation on investments in foreign banks, the Adviser is forced to invest in more expensive domestic banks and commercial paper on behalf of the Fund. By changing the investment restriction regarding industry concentration, the Fund will have the opportunity to become more diversified in the banking sector while continuing to remain competitive.

     The Board of Trustees has concluded that the proposal will benefit the Fund and its shareholders. If approved by shareholders, the modified concentration policy will become effective when the Fund's registration statement is revised to reflect the change. If the proposal is not approved by the shareholders of the Fund, the Fund's current fundamental concentration policy will not change.

SHAREHOLDER APPROVAL

     To become effective, the change in the concentration investment policy must be approved by the vote of a majority of the Fund's outstanding voting securities. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" APPROVAL OF A CHANGE IN THE INVESTMENT POLICY CONCERNING INDUSTRY CONCENTRATION.

                               OTHER INFORMATION

     The Trust's shares are offered only to institutions that participate in State Street's securities lending program. Therefore, the officers and Trustees of the Trust as a group beneficially owned none of the shares of the Fund outstanding on the Record Date. No Independent Trustee owns shares of SSC.

     As of May 24, 2001, the following shareholders were known to the Trust to be the beneficial owners of more than five percent of the issued and outstanding shares of the Fund:

                    NAME AND ADDRESS                                           PERCENT OF
                   OF BENEFICIAL OWNER                     NUMBER OF SHARES       FUND
                   -------------------                     ----------------    ----------
Hartford Advisers
200 Hope Meadow Road
Simsbury, CT 06089.......................................  1,924,182,369.10      9.022%
Ontario Municipal Employee's Retirement Board
One University Ave.
Suite 100
Toronto, Canada MFJ 2P1..................................  2,010,485,679.10      9.427%

     To the knowledge of the Trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on May 24, 2001.

     State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, acts as the Fund's administrator, transfer agent and custodian. During the year ended December 31, 2000, the Fund paid State Street $1,072,829, $165,125 and $378,625 respectively, as compensation for providing such services. Shares of the Trust are sold directly by the Trust without a distributor.

                       NO ANNUAL MEETINGS OF SHAREHOLDERS

     Under the Trust's Master Trust Agreement, as amended (the "Trust Agreement"), no annual or special meetings of shareholders are required. Therefore, there will ordinarily be no meetings of shareholders of the Fund unless required by the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Assistant Secretary of the Trust, c/o State Street Bank and Trust Company, Two Avenue de Lafayette, Boston, Massachusetts 02111. Shareholder proposals should be received in a reasonable time before the solicitation is made.

     Under the Trust Agreement, any Trustee may be removed with or without cause at any time: (i) by written instrument signed by at least two-thirds of the number of Trustees in office immediately prior to such removal, specifying the date upon which such removal shall become effective; (ii) by vote of shareholders holding not less than two-thirds of the shares then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding and filed with the Trust's custodian. Holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees.

     In addition, if 10 or more shareholders who have been shareholders for at least six months and who hold in the aggregate either shares with a net asset value of at least $25,000 or at least 1% of the outstanding shares of the Trust, whichever is less, inform the Trustees in writing that they wish to communicate with other shareholders of the Trust, the Trustees will either give such shareholders access to the shareholder list or offer to forward materials to shareholders on their behalf at a stated cost. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with any order entered by the Commission and the requirements of the 1940 Act and the Securities Exchange Act of 1934.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

                                          By Order of the Board of Trustees,

                                          Edward J. O'Brien
                                          President

Date:

STATE STREET NAVIGATOR SECURITIES
LENDING PRIME PORTFOLIO
A SERIES OF STATE STREET NAVIGATOR
SECURITIES LENDING TRUST
Two International Place
Boston, Massachusetts 02110

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Cinzia Liambo and Julie Tedesco, and each and either one of them, proxies with full power of substitution, and authorizes each of them to represent and vote all shares of the State Street Navigator Securities Lending Prime Portfolio (the "Fund"), a series of State Street Navigator Securities Lending Trust, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of the Fund to be held at the office of State Street Bank and Trust Company, Two International Place, Boston, Massachusetts 02110 on June 28, 2001, at 11:00 a.m. local time, and at any adjournments thereof.

     The Board of Trustees recommends a vote FOR the following proposals:

PROPOSALS

     1. To approve an amendment to the Fund's Investment Advisory Agreement to increase the Fund's advisory fee.

     2. To elect Ralph Vitale as a Trustee of the Trust.

     3. The ratification of the selection of PricewaterhouseCoopers LLP as the independent public accounts of the Trust for its fiscal year ending December 31, 2001.

     4. To approve a change in the Fund's investment limitation concerning industry concentration.

     When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS. This proxy will be voted in the discretion of the persons named as proxies above as to any other matters that may properly come before the meeting or any adjournments thereof. A shareholder wishing to vote in accordance with the Board of Trustees' recommendations need only sign and date this proxy and return it in the enclosed envelope.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. PLEASE SEPARATE AND PLACE THE BOTTOM PORTION OF THE PROXY IN THE ENCLOSED RETURN ENVELOPE. PLACE THE PROXY SO THAT THE RETURN ADDRESS, LOCATED ON THE REVERSE SIDE OF THE PROXY, APPEARS THROUGH THE WINDOW OF THE ENVELOPE.

                                                                       EXHIBIT A

                                AMENDMENT NO. 1
                                       TO
                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                          SSGA FUNDS MANAGEMENT, INC.
                                      AND
                       NAVIGATOR SECURITIES LENDING TRUST

     This Amendment No. 1 to Investment Advisory Agreement is dated as of
            , 2001, by and between Navigator Securities Lending Trust, a Massachusetts business trust (the "Investment Company"), and SSgA Funds Management, Inc., a Massachusetts corporation (the "Adviser").

     WHEREAS, the Investment Company and the Adviser have entered into an Investment Advisory Agreement dated as of May 1, 2001 (the "Agreement"); and

     WHEREAS, the Investment Company and the Adviser now desire to amend certain aspects of the Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained in the Agreement and other consideration, the receipt and sufficiency of which is hereby acknowledged, the Investment Company and the Adviser hereby agree to amend the Agreement as follows:

     1. Exhibit A of the Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached hereto.

     2. All other terms and conditions of the Agreement remain in full force and effect except as they may be modified hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

Attest:                                                NAVIGATOR SECURITIES LENDING TRUST

By: -------------------------------------------------  By: ----------------------------------------------------
                                                           Name:
                                                           Title:
Attest:                                                SSGA FUNDS MANAGEMENT, INC.

By: -------------------------------------------------  By: ----------------------------------------------------
                                                           Name: Gustaff V. Fish, Jr.
                                                           Title: President

                                                                     EXHIBIT "A"

     As consideration for the Adviser's services to the following Fund(s), the Adviser shall receive from the Fund(s) an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of the Fund's average daily net assets during the month:

FUND                                                           RATE
----                                                          ------
Navigator Government Portfolio..............................  0.0175%
Navigator Prime Portfolio...................................  0.0360%
Navigator Short-Term Bond Portfolio.........................    0.05%

STATE STREET NAVIGATOR SECURITIES
LENDING PRIME PORTFOLIO
RECORD DATE SHARES

                           PROXY VOTING MAIL-IN STUB

                                          PROPOSAL 1
[ ]  FOR                                 [ ]  AGAINST                             [ ]  ABSTAIN
                                          PROPOSAL 2
[ ]  FOR                                 [ ]  AGAINST                             [ ]  ABSTAIN
                                          PROPOSAL 3
[ ]  FOR                                 [ ]  AGAINST                             [ ]  ABSTAIN
                                          PROPOSAL 4
[ ]  FOR                                 [ ]  AGAINST                             [ ]  ABSTAIN

                                             Dated: , 2001

                                             -----------------------------------

                                             -----------------------------------

                                             Signature(s) of Shareholder(s)